UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Morningstar Funds Trust
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MORNINGSTAR FUNDS TRUST
22 W. Washington Street
Chicago, IL 60602

Morningstar U.S. Equity Fund
Morningstar Alternatives Fund
(each, a “Fund” and collectively, the “Funds”)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Morningstar U.S. Equity Fund and Morningstar Alternatives Fund, each a series of Morningstar Funds Trust (the “Trust”). We encourage you to access and review all the important information contained in the Information Statement. Please see a summary of the changes below:

Fund	Material Event
Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — Levin Easterly Partners LLC

Morningstar Alternatives Fund	Change in control requiring a new subadvisory agreement — SSI Investment Management, LLC

The Information Statement describes a recent change involving the investment management of the Funds. Morningstar Investment Management LLC (“MIM”), as investment adviser to the Funds, has overall supervisory responsibility for the general management and investment of each Fund’s portfolio. Each Fund is managed in a multimanager structure, whereby MIM allocates assets among one or more asset managers to serve as subadvisers for the Fund. Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), MIM is permitted to select new subadvisers, change the terms of agreements with the subadvisers, or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case without obtaining approval from shareholders, provided that the Trust’s Board of Trustees (the “Board”) approves the arrangement.

Levin Capital Strategies L.P. (“Levin Capital”) is an SEC-registered investment adviser based in New York, New York. Levin Capital managed a segment of the Morningstar U.S. Equity Fund’s assets since the Fund’s inception. Effective March 29, 2019, a change in the ownership structure of Levin Capital occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between Levin Capital and MIM with respect to the Fund. In connection with such change in ownership, on March 13, 2019, the Board approved a new subadvisory agreement between MIM and Levin Easterly Partners LLC (“Levin Easterly”) which took effect on March 29, 2019 and pursuant to which Levin Easterly currently serves as a subadviser to the Fund. ClearBridge Investments, LLC, Diamond Hill Capital Management Inc., Massachusetts Financial Services Company, Wasatch Advisers Inc. and Westwood Management Corp. continue to serve as subadvisers to the Fund. A more detailed description of Levin Easterly and its investment operations and information about the new subadvisory agreement with Levin Easterly is included in the Information Statement.

SSI Investment Management, Inc. (“SSI Inc.”) is an SEC-registered investment adviser based in Beverly Hills, California. SSI Inc. managed a segment of the Morningstar Alternatives Fund’s assets since the Fund’s inception. Effective May 31, 2019, a change in the ownership structure of SSI Inc. occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between SSI Inc. and MIM with respect to the Fund. In connection with such change in ownership, on March 13, 2019, the Board approved a new subadvisory agreement between MIM and SSI Investment Management, LLC (“SSI LLC”) which took effect on May 31, 2019 and pursuant to which SSI LLC currently serves as a subadviser to the Fund. Water Island Capital, LLC continues to serve as a subadviser to the Fund. A more detailed description of SSI LLC and its investment operations and information about the new subadvisory agreement with SSI LLC is included in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about June 27, 2019 to shareholders of each Fund as of June 21, 2019. Only one Notice of Internet Availability is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders. The full Information Statement will be available for printing on the Funds’ website at http://connect.rightprospectus.com/Morningstar until September 25, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, or by calling (877) 626-3224. If you would like to receive a paper or email copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
2

MORNINGSTAR FUNDS TRUST
22 W. Washington Street
Chicago, IL 60602

June 27, 2019

Dear Shareholders of Morningstar U.S. Equity Fund and Morningstar Alternatives Fund:

We are pleased to notify you of a recent change involving the investment management of the Morningstar U.S. Equity Fund and Morningstar Alternatives Fund (each, a “Fund” and collectively, the “Funds”). Please see a summary of the changes below:

Fund	Material Event
Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — Levin Easterly Partners LLC

Morningstar Alternatives Fund	Change in control requiring a new subadvisory agreement — SSI Investment Management, LLC

Morningstar Investment Management LLC (“MIM”), as investment adviser to the Funds, has overall supervisory responsibility for the general management and investment of each Fund’s portfolio. Each Fund is managed in a multimanager structure, whereby MIM allocates assets among one or more asset managers to serve as subadvisers for the Fund. Under an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”), MIM is permitted to select new subadvisers, change the terms of agreements with the subadvisers, or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case without obtaining approval from shareholders, provided that the Trust’s Board of Trustees (the “Board”) approves the arrangement. The attached Information Statement provides information required by the Exemptive Order and SEC rules regarding the changes in control of pre-existing subadvisers for the Funds. The Information Statement will be available on the Funds’ website at http://connect.rightprospectus.com/Morningstar until September 25, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, or by calling (877) 626-3224.

Levin Capital Strategies L.P. (“Levin Capital”) is an SEC-registered investment adviser based in New York, New York. Levin Capital managed a segment of the Morningstar U.S. Equity Fund’s assets since the Fund’s inception. Effective March 29, 2019, a change in the ownership structure of Levin Capital occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between Levin Capital and MIM with respect to the Fund. In connection with such change in ownership, on March 13, 2019, the Board approved a new subadvisory agreement between MIM and Levin Easterly Partners LLC (“Levin Easterly”) which took effect on March 29, 2019 and pursuant to which Levin Easterly currently serves as a subadviser to the Fund. ClearBridge Investments, LLC, Diamond Hill Capital Management Inc., Massachusetts Financial Services Company, Wasatch Advisers Inc. and Westwood Management Corp. continue to serve as subadvisers to the Fund. A more detailed description of Levin Easterly and its investment operations and information about the new subadvisory agreement with Levin Easterly is included in the Information Statement.

SSI Investment Management, Inc. (“SSI Inc.”) is an SEC-registered investment adviser based in Beverly Hills, California. SSI Inc. managed a segment of the Morningstar Alternatives Fund’s assets since the Fund’s inception. Effective May 31, 2019, a change in the ownership structure of SSI Inc. occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between SSI Inc. and MIM with respect to the Fund. In connection with such change in ownership, on March 13, 2019, the Board approved a new subadvisory agreement between MIM and SSI Investment Management, LLC (“SSI LLC”) which took effect on May 31, 2019 and pursuant to which SSI LLC currently serves as a subadviser to the Fund. Water Island Capital, LLC continues to serve as a subadviser to the Fund. A more detailed description of SSI LLC and its investment operations and information about the new subadvisory agreement with SSI LLC is included in the Information Statement.

I encourage you to read the attached Information Statement, which contains information about the new subadvisory agreements with Levin Easterly and SSI LLC.

Sincerely,
1

/s/ Daniel E. Needham
Daniel E. Needham
Trustee and President, Morningstar Funds Trust
2

MORNINGSTAR FUNDS TRUST
22 W. Washington Street
Chicago, IL 60602

INFORMATION STATEMENT

This Information Statement is being furnished on behalf of Morningstar Funds Trust (the “Trust”) to inform shareholders about a recent change involving the investment management of the Morningstar U.S. Equity Fund and Morningstar Alternatives Fund (each, a “Fund” and collectively, the “Funds”). Please see a summary of the changes below:

Fund	Material Event
Morningstar U.S. Equity Fund	Change in control requiring a new subadvisory agreement — Levin Easterly Partners LLC

Morningstar Alternatives Fund	Change in control requiring a new subadvisory agreement — SSI Investment Management, LLC

Levin Capital Strategies L.P. (“Levin Capital”) is an SEC-registered investment adviser based in New York, New York. Levin Capital managed a segment of the Morningstar U.S. Equity Fund’s assets since the Fund’s inception. Effective March 29, 2019, a change in the ownership structure of Levin Capital occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between Levin Capital and Morningstar Investment Management LLC (“MIM” or the “Adviser”) with respect to the Fund (the “Original Levin Capital Agreement”). In connection with such change in ownership, on March 13, 2019, the Trust’s Board of Trustees (the “Board” or the “Trustees”) approved a new subadvisory agreement between MIM and Levin Easterly Partners LLC (“Levin Easterly”) which took effect on March 29, 2019 (the “New Levin Easterly Agreement”) and pursuant to which Levin Easterly currently serves as a subadviser to the Fund. ClearBridge Investments, LLC, Diamond Hill Capital Management Inc., Massachusetts Financial Services Company, Wasatch Advisers Inc. and Westwood Management Corp. continue to serve as subadvisers to the Fund.

SSI Investment Management, Inc. (“SSI Inc.”) is an SEC-registered investment adviser based in Beverly Hills, California. SSI Inc. managed a segment of the Morningstar Alternatives Fund’s assets since the Fund’s inception. Effective May 31, 2019, a change in the ownership structure of SSI Inc. occurred which resulted in the automatic termination of the subadvisory agreement that was then in effect between SSI Inc. and MIM with respect to the Fund (the “Original SSI Inc. Agreement” and collectively, with the Original Levin Capital Agreement, the “Original Subadvisory Agreements”). In connection with such change in ownership, on March 13, 2019, the Board approved a new subadvisory agreement between MIM and SSI Investment Management, LLC (“SSI LLC”) which took effect on May 31, 2019 (the “New SSI LLC Agreement”) and pursuant to which SSI LLC currently serves as a subadviser to the Fund. Water Island Capital, LLC continues to serve as a subadviser to the Fund.

The New Levin Easterly Agreement and the New SSI LLC Agreement (collectively, the “New Subadvisory Agreements”) were approved by the Board upon the recommendation of the Adviser, without shareholder approval, as is permitted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2017 (the “Exemptive Order”). A Notice of Internet Availability of this Information Statement is being mailed on or about June 27, 2019 to shareholders of record of the Funds as of June 21, 2019. Only one Information Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders. This Information Statement will be available on the Funds’ website at http://connect.rightprospectus.com/Morningstar until September 25, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, or by calling (877) 626-3224. The Funds will pay the costs associated with preparing and distributing this Information Statement to the Funds’ shareholders, subject to recoupment of such costs from Levin Easterly and SSI LLC. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

MIM is the investment adviser for each series of the Trust, including the Funds. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as an investment adviser (including as a subadviser) of the mutual fund. The Trust and MIM have obtained the Exemptive Order from the SEC, which permits MIM, subject to certain conditions and approval by the Board, to select new subadvisers, change the terms of agreements with existing subadvisers, or continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services, in each case without obtaining approval from shareholders. Under the Exemptive Order, MIM acts as a manager of managers for each Fund, responsible for allocating the Fund’s assets to one or more subadvisers, overseeing the provision of portfolio management services to the Fund by the subadvisers, and recommending hiring or changing subadvisers to the Board.

Consistent with the terms of the Exemptive Order, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), authorized MIM to appoint Levin Easterly and SSI LLC (collectively, the “New Subadvisers”) as the subadvisers to the respective Funds and approved the New Subadvisory Agreements.

The Trust and the Adviser must comply with certain conditions when acting in reliance on the relief granted in the Exemptive Order. These conditions require, among other things, that within ninety days of entering into a subadvisory agreement, the affected fund will notify its shareholders of the changes. This Information Statement provides such notice of the changes and offers details regarding the New Subadvisers and the New Subadvisory Agreements.

INVESTMENT ADVISORY ARRANGEMENTS

The Investment Adviser

The Adviser, located at 22 W. Washington Street, Chicago, IL 60602, serves as investment adviser to the Funds. MIM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

MIM provides investment advisory services to the Funds pursuant to the Investment Advisory Agreement between the Trust and MIM dated April 30, 2018 (the “Advisory Agreement”). As the Funds’ adviser, MIM has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. Morningstar is also responsible for the oversight and evaluation of each Fund’s subadvisers. MIM is responsible for hiring, terminating, and replacing subadvisers, subject to Board approval. Before hiring a subadviser, MIM performs due diligence on the subadviser, including (but not limited to), quantitative and qualitative analysis of the subadviser’s investment process, risk management, and historical performance. MIM is responsible for establishing the target allocation of Fund assets to each subadviser and may adjust the target allocations at its discretion. MIM is also responsible for periodically reallocating the portfolio among the subadvisers, the timing and degree of which will be determined by MIM.

For providing these services to the Funds, the Trust pays the Adviser an advisory fee at the annual rate of 0.67% of the Morningstar U.S. Equity Fund’s average daily net assets and 0.85% of the Morningstar Alternatives Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Expense Limitation Agreement, under which the Adviser has agreed, at least through August 31, 2020, to waive all or a portion of its advisory fees, and if necessary, to assume certain other expenses as permitted by the Internal Revenue Code of 1986, as amended, to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% for the Morningstar U.S. Equity Fund and 1.29% for the Morningstar Alternatives Fund. The Amended and Restated Expense Limitation Agreement may not be terminated prior to August 31, 2020, unless the Board consents to an earlier revision or termination.

After giving effect to the Amended and Restated Expense Limitation Agreement, for the fiscal period ended April 30, 2019, the Morningstar U.S. Equity Fund paid MIM advisory fees equal to $705,009, and the Morningstar Alternatives Fund did not pay MIM any advisory fees.

For the fiscal period ended April 30, 2019, the Morningstar U.S. Equity Fund’s and Morningstar Alternatives Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) were above 0.85% and 1.29%, respectively, and, as a result, MIM waived a portion of its investment advisory fees and/or made payments to limit Fund expenses.

The following Trustee and officers of the Trust are also officers and/or employees of the Adviser or its affiliates: Daniel E. Needham serves as Trustee and President and Principal Executive Officer of the Trust and as President of Morningstar, Inc.’s (“Morningstar”)

investment management group, MIM and Morningstar Investment Services LLC; Nicholas M. Grove serves as Assistant Treasurer of the Trust and as Global Controller at Morningstar; D. Scott Schilling serves as Chief Compliance Officer (“CCO”), Anti-Money Laundering (“AML”) Compliance Officer, and Secretary of the Trust and as Global CCO at Morningstar; and F. Allen Bliss serves as Assistant Secretary of the Trust and as Associate General Counsel for Morningstar. The address of these individuals is 22 W. Washington Street, Chicago, Illinois 60602.

Levin Easterly Partners LLC (Subadviser for the Morningstar U.S. Equity Fund)

Levin Capital is an SEC-registered investment adviser based in New York, New York. Levin Capital managed a segment of the Morningstar U.S. Equity Fund’s assets since the Fund’s inception. Effective March 29, 2019, Levin Easterly acquired Levin Capital’s institutional asset management business and related operations, a transaction which constituted a “change in control” of Levin Capital under the applicable provisions of the 1940 Act, and therefore, an “assignment” and automatic termination of the Original Levin Capital Agreement.

Levin Easterly is a Delaware limited liability company with principal offices at 595 Madison Avenue, 17th Floor, New York, New York 10022. Levin Easterly is wholly owned by LE Partners Holdings LLC (“LEP”), a Delaware limited liability company with principal offices at, 138 Conant Street, Beverly, Massachusetts 01915. LEP is majority-owned and controlled by Mr. Darrell Crate and Mr. Avshalom Kalichstein (65%), and owned by employees of Levin Easterly (35%). Levin Easterly is registered as an investment adviser under the Advisers Act.

In anticipation of such automatic termination of the Original Levin Capital Agreement, the New Levin Easterly Agreement was approved by the Board at an in-person meeting held March 13, 2019 (the “March 2019 Meeting”). The New Levin Easterly Agreement took effect on March 29, 2019.

Levin Easterly is not an affiliated person of the Trust or the Adviser and discharges its responsibilities subject to the oversight of the Adviser. Levin Easterly is compensated out of the fees the Adviser receives from the Morningstar U.S. Equity Fund. There will be no increase in the advisory fees paid by the Fund to the Adviser as a consequence of the approval of the New Levin Easterly Agreement. The fees paid by the Adviser to Levin Easterly depend upon the fee rates negotiated with Levin Easterly by the Adviser.

The name and principal occupation of the principal executive officers and directors of Levin Easterly are listed below. The address of each principal executive officer, as it relates to the person’s position with Levin Easterly, is 595 Madison Avenue, 17th Floor, New York, New York 10022 with the exception of Darrell Crate whose address is 138 Conant Street, Beverly, Massachusetts 01915.

Name	Position(s) with Levin Easterly
Darrell W. Crate	Chairman
Raymond F. Ottusch	Chief Compliance Officer
Richard S. Root	Chief Financial Officer
Grace K. Bosserman	Chief Operating Officer
Glenn A. Aigen	Chief Executive Officer
John W. Murphy	Vice Chairman and Chief Investment Officer

No officer or Trustee of the Trust is an officer, employee, director, general partner, or shareholder of Levin Easterly. In addition, since the beginning of the Trust’s most recently completed fiscal year, no trustee of the Trust has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Levin Easterly, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Levin Easterly or its parents or subsidiaries.

SSI Investment Management, LLC (Subadviser for the Morningstar Alternatives Fund)

SSI Inc. is an SEC-registered investment adviser based in Beverly Hills, California. SSI Inc. managed a segment of the Morningstar Alternatives Fund’s assets since the Fund’s inception. Effective May 31, 2019, Resolute Investment Managers, Inc. (“Resolute”) acquired a majority interest in SSI LLC. SSI Inc., then-current subadviser to the Morningstar Alternatives Fund, transferred substantially all of its assets and services to SSI LLC in connection with Resolute’s acquisition of a majority interest in SSI LLC. The foregoing transaction constituted a “change in control” of SSI Inc. under the applicable provisions of the 1940 Act, and therefore, an “assignment” and automatic termination of the Original SSI Inc. Agreement.

SSI LLC is a California limited liability company with principal offices at 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, California 90210. SSI LLC is majority-owned by Resolute (52%), a diversified, multi-affiliate asset management platform with more than 40 affiliated and independent investment management partnerships. The minority interest in SSI LLC is held by SSI Inc., the previous subadviser, which is owned by current and former employees of SSI LLC (48%). SSI LLC is registered as an investment adviser under the Advisers Act.

In anticipation of such automatic termination of the Original SSI Inc. Agreement, the New SSI LLC Agreement was approved by the Board at the March 2019 Meeting. The New SSI LLC Agreement took effect on May 31, 2019.

SSI LLC is not an affiliated person of the Trust or the Adviser and discharges its responsibilities subject to the oversight of the Adviser. SSI LLC is compensated out of the fees the Adviser receives from the Fund. There will be no increase in the advisory fees paid by the Fund to the Adviser as a consequence of the approval of the New SSI LLC Agreement. The fees paid by the Adviser to SSI LLC depend upon the fee rates negotiated with SSI LLC by the Adviser.

The name and principal occupation of the principal executive officers and directors of SSI LLC are listed below. The address of each principal executive officer, as it relates to the person’s position with SSI LLC, is 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, California 90210.

Name	Position(s) with SSI LLC
George M. Douglas	Chief Investment Officer
Syed F. Mehdi	Chief Operating Officer & Chief Compliance Officer
John D. Gottfurcht	President
Ravi Malik	Portfolio Manager & Principal

No officer or Trustee of the Trust is an officer, employee, director, general partner, or shareholder of SSI LLC. In addition, since the beginning of the Trust’s most recently completed fiscal year, no trustee of the Trust has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which SSI LLC, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of SSI LLC or its parents or subsidiaries.

The New Subadvisory Agreements

As noted above, the New Subadvisory Agreements were approved by the Board at the March 2019 Meeting, which was called for, among other reasons, the purpose of approving the New Subadvisory Agreements, each for a term of no more than two years. After the initial term, continuance of the New Subadvisory Agreements will require the annual approval of the Board, including a majority of the Independent Trustees. The New Subadvisory Agreements provide that each will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement, except as otherwise provided by applicable law or the Exemptive Order.

Following the above-described change in the ownership structure of Levin Capital, the Original Levin Capital Agreement terminated on March 29, 2019. The material terms of the New Levin Easterly Agreement, other than the name of the contracting party and the effective date, are identical to the terms of the Original Levin Capital Agreement dated May 1, 2018.

Similarly, following the above-described change in the ownership structure of SSI Inc., the Original SSI Inc. Agreement terminated on May 31, 2019. The material terms of the New SSI LLC Agreement, other than the name of the contracting party and the effective date, are identical to the terms of the Original SSI Inc. Agreement dated May 3, 2018.

The Original Levin Capital Agreement and the Original SSI Inc. Agreement were last approved by the Board at an in-person meeting held on March 9, 2018 and were approved by each Fund’s initial shareholder on July 2, 2018.

Each New Subadvisory Agreement provides that each New Subadviser, subject to the oversight of the Adviser and the Board, is responsible for, among other things: (i) conducting a continuous program of investment, evaluation, and, if appropriate, sale and reinvestment of their respective Segment of the Funds’ portfolio; (ii) making investment decisions; and (iii) placing orders for the investment and reinvestment of Segment assets, subject to the stated investment policies and restrictions of the respective Funds as set forth in the prospectus and statement of additional information, as supplemented or amended from time to time, and subject to the directions of the Adviser and the Board.

The New Subadvisory Agreements also provide that the New Subadvisers are responsible for expenses related to their activities under the agreement, other than the expenses of the Trust, Funds and Adviser, including, but not limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds and any losses incurred in connection therewith; expenses of holding or carrying Segment assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to Segment assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the respective New Subadviser); expenses for legal, accounting, and auditing services rendered to the Trust or the Funds; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates, and distribution dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents, and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other changes in connection with the shipment of the Funds’ portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Trust or the Funds. The New Subadvisory Agreements provide for the New Subadvisers to be compensated from the fees that the Adviser receives from the Funds based on the average daily net assets of the Funds that are allocated to the New Subadvisers.

The New Subadvisory Agreements may be terminated at any time, without the payment of any penalty by: (i) by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not less than sixty days’ written notice to the respective New Subadviser; (ii) by the Adviser or respective New Subadviser in the event of a material breach of any provision of the respective New Subadvisory Agreement by any party; provided, however, that the breaching party (or parties) shall have ten days after the receipt of notice of such breach from the other party to cure such breach; or (iii) by the respective New Subadviser upon not less than sixty days’ written notice to the Adviser and the Trust.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the respective New Subadviser or a reckless disregard of its duties thereunder, the New Subadviser, its affiliates, and its control persons shall not be subject to any expenses or liability to the Adviser, the Trust, or the respective Fund, in connection with the matters to which the New Subadvisory Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding, or sale of Segment assets.

Board Approval of the New Subadvisory Agreements

At the March 2019 Meeting, MIM recommended that the Board approve the New Subadvisory Agreements. The Adviser’s recommendation to continue the subadvisory relationship with each New Subsdviser was based on a number of factors, including that the subadvisory relationship, including fees, will be materially identical to the Original Levin Capital Agreement and Original SSI Inc. Agreement, respectively.

Prior to approving each New Subadvisory Agreement, the Trustees considered materials and presentations related to each of the New Subadvisory Agreements. Among the topics addressed by these materials and presentations were: (i) the services that each New Subadviser would provide to each Fund; (ii) the proposed investment approach for each Fund to be carried out by each New Subadviser and the nature and quality of the services provided by each New Subadviser’s predecessor; (iii) the due diligence conducted on each New Subadviser by MIM in connection with each “change of control” transaction; (iv) the due diligence conducted by the Trust’s CCO with regard to compliance programs and capabilities; and (v) the proposed fees to be paid to each New Subadviser.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. The Independent Trustees also met with and interviewed officers of MIM and each New Subadviser.

Factors Considered

In making their determination, the Trustees considered multiple factors. In view of the wide variety of factors considered, the Trustees did not quantify or assign relative weights to the factors. Each Trustee may have assigned different weights to various factors.

The factors considered included: (i) the form of the proposed New Subadvisory Agreement with each New Subadviser, which was substantially similar to the Original Subadvisory Agreements with each New Subadviser’s predecessor; (ii) the nature, extent and quality of services each New Subadviser would provide to each Fund; (iii) the background, experience, personnel, operations, policies, procedures and compliance functions of each New Subadviser, including how such matters may be affected by the “change of control” transaction; (iv) the CCO’s views on the impact of the “change of control transaction” on each New Subadviser; (v) the fairness of the compensation under the New Subadvisory Agreements; and (vi) profitability matters and economies of scale.

The following discussion reviews some of the primary components of the Trustees’ decision to approve the agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Trustees.

Nature, Extent and Quality of Services Provided

The Trustees reviewed each Fund’s investment goal and each New Subadviser’s proposed investment strategy to achieve that goal and each New Subadviser’s ability to implement that investment strategy.

The Trustees took note of the responsibilities that each New Subadviser would have with respect to the portion of a Fund’s assets allocated to the New Subadviser by MIM. These responsibilities include implementing the investment strategies for that portion of the Fund’s assets and ensuring compliance with the investment policies and limitations. The Trustees considered each New Subadviser’s performance managing its respective Fund since May 2018 and other investment products with similar investment strategies.

The Trustees reviewed the portfolio management team assigned to each Fund by each New Subadviser and considered each team’s past performance, skills and compensation structure, along with overall staffing levels. The Trustees also considered the benefits of providing consistency of portfolio management, and placed weight on each New Subadviser’s representation that there were no planned changes with respect to the personnel who managed the Fund or the day-to-day operations with respect to managing the Fund as a result of the “change of control” transactions.

Based on their review, the Trustees were satisfied with the nature, extent and quality of the overall services to be provided by each New Subadviser to each Fund and its shareholders. They were confident in the abilities of each New Subadviser to implement the respective proposed investment strategy and to provide quality services to each Fund and its shareholders.

Investment Performance of the New Subadvisers and the Funds

Because each New Subadviser’s predecessor had only commenced providing services to its respective Fund in May 2018, there was limited investment performance for the Funds to evaluate. As noted, the Trustees considered the investment performance of each New Subadviser’s predecessor in managing other investment products with similar investment strategies.

The Costs of the Services to be Provided and Profits to be Realized from a Relationship with the Funds

The Trustees considered the anticipated cost of the services to be provided and the anticipated profits to be realized by each New Subadviser from a relationship with its respective Fund. Because each New Subadviser’s predecessor had only commenced providing services to its respective Fund in May 2018, the Trustees noted the New Subadvisers could not provide any meaningful profitability information with respect to the Funds.

The Board was provided with a description of fees to be charged by each New Subadviser under the New Subadvisory Agreements and noted that the fees under each New Subadvisory Agreement were identical to those in the Original Subadvisory Agreements. The Board also noted that the investment advisory fee paid by each Fund to MIM would stay the same, and that MIM’s profitability will not be impacted by the terms of each New Subadvisory Agreement. The Trustees noted that the subadvisory fees would be paid by MIM to each New Subadviser and that there would not be additional fees borne by each Fund. The Trustees also noted that the subadvisory fees to be paid by MIM to each New Subadviser were the product of arms-length negotiations between MIM and each New Subadviser.

The Trustees considered other actual and potential benefits to each of the New Subadvisers from managing the Funds, including the acquisition and use of research services with commissions generated by the Funds, in concluding that the subadvisory fees are fair and reasonable for each Fund.

Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure was fair and reasonable.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

The Trustees considered economies of scale that may be realized by each New Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders. The Trustees noted that MIM had proposed an expense limitation arrangement which it will re-evaluate periodically. Because the Funds had only recently commenced operations, the Trustees concluded that economies of scale were difficult to evaluate at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including a majority of the Independent Trustees with the assistance of independent counsel, approved each New Subadvisory Agreement and concluded that the subadvisory fee structure provided for in the agreements was fair and reasonable.

GENERAL INFORMATION

Administrative and Accounting Services

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Trust’s administrator and provides administrative and accounting services necessary for the operation of each Fund, including assistance in the preparation of financial reports to shareholders; reporting fund performance; support with respect to routine regulatory examinations of the Funds;

assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of NAV; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Trust; and providing, at its own expense, office facilities, equipment, and personnel necessary to carry out its duties.

Principal Distribution Arrangements

Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between Foreside and the Trust, on behalf of the Funds, Foreside acts as the Trust’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Foreside is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

Payments to Affiliated Brokers

For the fiscal year ended April 30, 2019, the Fund did not pay any commissions to affiliated brokers.

Record of Beneficial Ownership

As of April 30, 2019, Morningstar U.S. Equity Fund had 63,469,600 outstanding shares, and net assets of $677,926,671. As of April 30, 2019, Morningstar Alternatives Fund had 11,070,439 outstanding shares, and net assets of $111,857,299. The owners of more than 5% of the outstanding shares of the shares as of April 30, 2019, are listed below:

Morningstar U.S. Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
BNY Mellon Investment Servicing Trust Company FBO Morningstar Funds Trust Shareholders 760 Moore Road King of Prussia, PA 19406	47,154,304	74.29%	Record
LPL Financial LLC FBO Morningstar Funds Trust Shareholders 75 State Street, 22nd Floor Boston, MA 02109	7,222,839	11.38%	Record
National Financial Services LLC FBO Morningstar Funds Trust Shareholders 200 Seaport Blvd. Boston, MA 02210	6,303,197	9.93%	Record

Morningstar Alternatives Fund

Name and Address	Shares	% Ownership	Type of Ownership
BNY Mellon Investment Servicing Trust Company FBO Morningstar Funds Trust Shareholders 760 Moore Road King of Prussia, PA 19406	8,702,199	78.61%	Record
National Financial Services LLC FBO Morningstar Funds Trust Shareholders 200 Seaport Blvd. Boston, MA 02210	1,075,146	9.71%	Record
LPL Financial LLC FBO Morningstar Funds Trust Shareholders 75 State Street, 22nd Floor Boston, MA 02109	562,290	5.08%	Record

SHAREHOLDER REPORTS

Additional information about the Funds will be available in the Trust’s annual report to shareholders for the period ended April 30, 2019. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. A copy of the Trust’s most recent shareholder reports may be obtained, without charge, and a shareholder may notify the Trust of his or her instructions for future receipt of shareholder reports by writing to Morningstar Funds Trust, 22 W. Washington Street, Chicago, Illinois 60602, or by calling (877) 626-3224. Only one shareholder report will be delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the security holders.